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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 2001

                               Brooke Corporation
                             ----------------------
             (Exact name of Registrant as specified in its charter)


              Kansas                      0-31789                 48-1009756
       -------------------            ----------------       ------------------
  (State or other jurisdiction        (Commission File        (I.R.S. Employer
of incorporation or organization)       File Number)         Identification No.)


          10895 Grandview Drive, Suite 250, Overland Park, Kansas 66210
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (913) 661-0123

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Item 5. Other events

On May 15, 2001, Brooke Corporation (the "Registrant") issued a press release (the "Press Release") announcing new developments. The Press Release is attached hereto and referenced as Exhibit 99.1.

The Press Release contains forward-looking statements as contemplated by the safe harbor provisions under securities laws. Actual results may differ materially from the forward-looking statements as a result of various factors and risks. The forward-looking statements are based on information available to the Registrant at the time of the Press Release and the Registrant assumes no obligation to update any such forward-looking statements. The statements in the Press Release are not guarantees of future performance. Certain risks and uncertainties associated with the business are detailed in the Registrant's most recent Forms 10-KSB and 10-QSB, which are on file with the SEC and available through WWW.SEC.GOV.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits.

          Exhibit 99.1 Press Release Dated May 15, 2001

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                        BROOKE CORPORATION

Date: June 1, 2001                      By: /s/ Anita F. Larson
                                            --------------------------------
                                            Anita F. Larson,
                                            Secretary

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                                  EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION
  99.1           Press release dated May 15, 2001
